UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 1, 2016 (July 31, 2016)

Date of Report (Date of earliest event reported)

Caesars Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement.

On July 31, 2016, Caesars Entertainment Corporation (“CEC”), Caesars Entertainment Operating Company, Inc., a majority owned subsidiary of CEC (“CEOC” and, with its debtor subsidiaries, the “Debtors” and, together with CEC, the “Caesars Parties”), and holders (the “Consenting Creditors”) of a significant amount of claims in respect of CEOC’s 12.75% Second-Priority Senior Secured Notes due 2018 (the “12.75% Notes”), 10.00% Second-Priority Senior Secured Notes due 2018 (the “10.00% Notes”) and 10.00% Second-Priority Senior Secured Notes due 2015 (collectively, the “Second Lien Notes” and, the claims with respect thereto, the “Second Lien Bond Claims”) entered into an agreement (the “RSA”) with respect to the restructuring of CEOC’s indebtedness (the “Restructuring”). The Consenting Creditors, along with creditors who have signed the First Lien Bank RSA (as defined in the RSA) and the First Lien Bond RSA (as defined in the RSA), hold, pursuant to their signature pages and information available to CEC, approximately 37% of the Second Lien Notes. The RSA will become effective upon the signing of the RSA by creditors holding at least 50.1% of the aggregate outstanding amount of CEOC’s obligations under (a) the indenture governing the 10.00% Notes and (b) the indenture governing the 12.75% Notes (the “Agreement Effective Date”). All capitalized terms not defined herein have the meanings ascribed to such terms in the RSA.

The Consenting Creditors have agreed to, among other things, (a) support and complete the Restructuring and vote in favor of the Debtors’ Second Amended Joint Plan of Reorganization [ECF. No. 4218] filed in connection with the Chapter 11 Cases (as defined in the RSA) on June 28, 2016, as amended by the terms of the RSA (the “CEOC Plan”), and, if applicable, a chapter 11 plan of reorganization for CEC through which the Restructuring may be effected (the “CEC Plan” and, together with the CEOC Plan, the “Plans”), (b) support the mutual release and exculpation provisions to be provided in the Plans, (c) seek a mutually agreed stay with CEC with respect to the case captioned Appaloosa Investment Limited Partnership I, et. al. v. Caesars Entertainment Corporation, Case No. 653351 (NY Sup Court) (the “Second Lien Lawsuit”), if the Consenting Creditor is a plaintiff in the Second Lien Lawsuit, and the Second Lien Guaranty Cases (as defined in the RSA) and instruct the applicable trustees to seek a mutually agreed stay with CEC in respect of the Second Lien Lawsuit and the Second Lien Guaranty Cases, (d) support any motion filed by CEOC seeking to extend or modify an order (a “105 Injunction Order”) of the bankruptcy court temporarily enjoining all or some of the Caesars Cases (as defined in the RSA), (e) withdraw the involuntary petition filed against CEOC (to the extent that the petitioning creditors become Consenting Creditors) and (f) forbear from exercising their default-related rights and remedies under the indentures governing the Second Lien Notes (the “Second Lien Indentures”).

The Debtors have agreed to, among other things, amend the CEOC Plan such that the holders of Second Lien Bond Claims will receive their pro rata share of (a) $790,980,000 aggregate principal amount of 5.00% Convertible Senior Notes issued by CEC (the “New CEC Convertible Notes”) which may be converted for up to 9.646% of equity of CEC following the emergence of the Debtors (“New CEC Common Equity”) on a fully diluted basis and (b) OpCo Series A Preferred Stock (as defined in the CEOC Plan), which will be exchanged for 23.135% of New CEC Common Equity on a fully diluted basis (without giving effect to any New CEC Capital Raise (as defined in the RSA)). In addition, if the instruction letters to the Trustees (as defined in the RSA) in respect of the Second Lien Guaranty Cases, as described above, are signed by Consenting Creditors holding at least 50.1% of the outstanding amount of CEOC’s obligations under each Second Lien Indenture as of such date, then CEC will pay on the Effective Date (as defined in the RSA) those Consenting Creditors that sign the RSA on the later of (a) the Agreement Effective Date and (b) 5 p.m. eastern time on August 31, 2016 (the “Stay Fee Parties”) a forbearance fee in an amount equal to 4% of the Stay Fee Parties’ Second Lien Bond Claims, payable in New CEC Common Equity (which amount will not exceed 3.233% of New CEC Common Equity on a fully diluted basis, without giving effect to any New CEC Capital Raise). Further, if Consenting Creditors holding at least 66.7% of the aggregate Second Lien Bond Claims sign the RSA or the CEOC Plan is confirmed pursuant to certain provisions of the Bankruptcy Code, then CEC will pay on the Effective Date those Consenting Creditors that sign the RSA on the later of (a) the Agreement Effective Date and (b) 5 p.m. eastern time on August 31, 2016 (the “Consensual Deal / Plan Confirmation Fee Parties”) an additional amount equal to 5% of the Consensual Deal / Plan Confirmation Fee Parties’ Second Lien Bond Claims, payable in New CEC Common Equity (which amount will not exceed 4.041% of New CEC Common Equity on a fully diluted basis, without giving effect to any New CEC Capital Raise).

CEC has also agreed to pay on the Effective Date cash fees equal to 3.25% of CEOC’s first lien bond debt (the “First Lien Bond Debt”) that has not, or will not, receive any RSA Forbearance Fees (as defined in the First

Lien Bond RSA) pursuant to the First Lien Bond RSA or First Lien Bank RSA to the Consenting Creditors on account of such Consenting Creditors’ First Lien Bond Debt, provided that such fees will not exceed $15 million.

The RSA may be terminated by the Consenting Creditors if, among other things, any of the Caesars Parties RSAs (as defined in the RSA) is terminated or is otherwise of no further force and effect, the confirmation hearing with respect to the CEOC Plan has not commenced by January 31, 2017, the Effective Date has not occurred by October 31, 2017, any of the Caesars Parties exercises its fiduciary duties as set forth in the RSA or the amount of CEC’s contribution to the CEOC Plan to come from entities that are not CEC, Caesars Acquisition Company or their respective subsidiaries is not reasonably satisfactory to the Consenting Creditors holding greater than two-thirds of the aggregate amount of all Second Lien Bond Claims (the “Requisite Consenting Creditors”).

The RSA may be terminated by either of the Caesars Parties if, among other things, required in the exercise of their fiduciary duties as set forth in the RSA, the Effective Date has not occurred by October 31, 2017 or the Caesars Parties and the Requisite Consenting Creditors have not agreed on the source of the New CEC Common Equity required to fund the increased recoveries contemplated by the RSA. In addition, the RSA may be terminated by CEC if, among other things, a 105 Injunction Order is not in full force and effect (in accordance with the terms and conditions of the RSA).

The foregoing description of the RSA does not purport to be complete and is qualified in its entirety by reference to the RSA and its exhibits, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On August 1, 2016, CEC issued a press release in connection with the RSA. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated into this report by reference.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of CEC’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Important Additional Information

On July 9, 2016, CEC and Caesars Acquisition Company (“CAC”) entered into an Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other things, CAC will merge with and into CEC, with CEC as the surviving company (the “Merger”). In connection with the Merger, CEC and CAC will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a joint proxy statement/prospectus, as well as other relevant documents concerning the proposed transaction. Stockholders are urged to read the Registration Statement and joint proxy statement/prospectus regarding the Merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of such joint proxy statement/prospectus, as well as other filings containing information about CEC and CAC, at the SEC’s website (www.sec.gov), from CEC Investor Relations (investor.caesars.com) or from CAC Investor Relations (investor.caesarsacquisitioncompany.com).

Forward-Looking Statements

This filing contains or may contain “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as “may,” “will,” “contemplated,” “might,” “expect,” “intend,” “could,” “would” or “estimate,” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements and are found at various places throughout this Form 8-K. These forward-looking statements, including, without limitation, those relating to the Restructuring, wherever they occur in this filing, are based on CEC management’s current expectations about future events and are necessarily estimates reflecting the best judgment of management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.

Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified, and, consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors, as well as other factors described from time to time in CEC’s reports filed with the SEC (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein):

•	The outcome of currently pending or threatened litigation and demands for payment by certain creditors and by the National Retirement Fund against CEC;

•	The effects of CEOC’s bankruptcy filing on CEOC and its subsidiaries and affiliates, including CEC and CAC, and the interest of various creditors, equity holders, and other constituents;

•	CEC’s limited cash balances and sources of available cash, including CEC’s ability (or inability) to secure additional liquidity to meet its ongoing obligations and its commitments to support the CEOC restructuring as necessary and CEC’s financial obligations exceeding or becoming due earlier than what is currently forecast;

•	The ability to retain key employees during the Restructuring;

•	The event that the Restructuring Support and Forbearance Agreements (“RSAs”) may not be consummated in accordance with their terms, or persons not party to the RSAs may successfully challenge the implementation thereof;

•	The length of time CEOC will operate in the Chapter 11 cases and CEOC’s failure to comply with the milestones previously provided by the RSAs or that may be included in other agreements relating to the Restructuring;

•	Risks associated with third party motions in the Chapter 11 cases, which may hinder or delay CEOC’s ability to consummate the Restructuring as contemplated by the RSAs;

•	Adverse effects of Chapter 11 proceedings on CEC’s liquidity or results of operations;

•	The Merger may not be consummated or one or more events, changes or other circumstances that could occur that could give rise to the termination of the Merger Agreement;

•	The effects of local and national economic, credit, and capital market conditions on the economy, in general, and on the gaming industry, in particular;

•	The ability to realize the expense reductions from our cost savings programs;

•	The financial results of our consolidated businesses;

•	The impact of our substantial indebtedness and the restrictions in our debt agreements;

•	Access to available and reasonable financing on a timely basis, including the ability of CEC to refinance its indebtedness on acceptable terms;

•	The ability of our customer tracking, customer loyalty, and yield management programs to continue to increase customer loyalty and same-store or hotel sales;

•	Changes in laws, including increased tax rates, smoking bans, regulations or accounting standards, third-party relations and approvals, and decisions, disciplines and fines of courts, regulators and governmental bodies;

•	Our ability to recoup costs of capital investments through higher revenues;

•	Abnormal gaming holds (“gaming hold” is the amount of money that is retained by the casino from wagers by customers);

•	The effects of competition, including locations of competitors, competition for new licenses, and operating and market competition;

•	The ability to timely and cost-effectively integrate companies that we acquire into our operations;

•	The potential difficulties in employee retention and recruitment as a result of our substantial indebtedness or any other factor;

•	Construction factors, including delays, increased costs of labor and materials, availability of labor and materials, zoning issues, environmental restrictions, soil and water conditions, weather and other hazards, site access matters, and building permit issues;

•	Litigation outcomes and judicial and governmental body actions, including gaming legislative action, referenda, regulatory disciplinary actions, and fines and taxation;

•	Acts of war or terrorist incidents, severe weather conditions, uprisings or natural disasters, including losses therefrom, losses in revenues and damage to property, and the impact of severe weather conditions on our ability to attract customers to certain of our facilities;

•	The effects of environmental and structural building conditions relating to our properties; and

•	Access to insurance on reasonable terms for our assets; and the impact, if any, of unfunded pension benefits under multi-employer pension plans.

You are cautioned to not place undue reliance on these forward-looking statements, which speak only as of the date of this filing. CEC undertakes no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this filing or to reflect the occurrence of unanticipated events, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are being filed and furnished herewith:

Exhibit No.	Description
10.1	Restructuring Support and Forbearance Agreement, dated as of July 31, 2016, among Caesars Entertainment Operating Company, Inc., on behalf of itself and each of the debtors in the Chapter 11 Cases, Caesars Entertainment Corporation, and each of the holders of Second Lien Bond Claims party thereto.

99.1	Text of press release, dated August 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date: August 1, 2016	By:	/S/ SCOTT E. WIEGAND
		Name:	Scott E. Wiegand
		Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Restructuring Support and Forbearance Agreement, dated as of July 31, 2016, among Caesars Entertainment Operating Company, Inc., on behalf of itself and each of the debtors in the Chapter 11 Cases, Caesars Entertainment Corporation, and each of the holders of Second Lien Bond Claims party thereto.

99.1	Text of press release, dated August 1, 2016.